UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2026

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
Floating Rate Notes, Series CC (Senior), due May 21, 2028	USB/28	New York Stock Exchange
4.009% Fixed-to-Floating Rate Notes, Series CC (Senior), due May 21, 2032	USB/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2026 annual meeting of shareholders on Tuesday, April 21, 2026. Shareholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 10, 2026 (the “Proxy Statement”). The final voting results are reported below.

Proposal 1: Election of twelve directors to serve for a one-year term until the 2027 annual meeting of shareholders.

The Company’s shareholders elected each of the twelve nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes

Warner L. Baxter	1,199,626,133	21,517,655	2,197,933	152,923,925

Dorothy Bridges	1,213,364,221	8,033,467	1,944,033	152,923,925

Elizabeth L. Buse	1,210,462,793	10,836,830	2,042,098	152,923,925

Alan B. Colberg	1,207,785,236	13,351,027	2,205,458	152,923,925

Kimberly N. Ellison-Taylor	1,212,538,712	8,835,365	1,967,644	152,923,925

Aleem Gillani	1,213,417,785	7,747,451	2,176,485	152,923,925

Roland A. Hernandez	1,097,316,400	123,851,769	2,173,552	152,923,925

Gunjan Kedia	1,159,332,384	61,762,954	2,246,383	152,923,925

Richard P. McKenney	1,126,963,724	93,089,497	3,288,500	152,923,925

Yusuf I. Mehdi	1,213,222,529	7,754,830	2,364,362	152,923,925

Loretta E. Reynolds	1,214,190,913	7,166,929	1,983,879	152,923,925

John P. Wiehoff	1,207,347,534	13,840,154	2,154,033	152,923,925

Proposal 2: Advisory vote to approve the compensation of the Company’s executive officers disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,138,199,345	79,171,164	5,971,212	152,923,925

Proposal 3: Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,314,933,791	58,312,267	3,019,588	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel

Date: April 23, 2026

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